CONDENSED CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Sep. 30, 2013
Preferred stock, par value (in dollars per share)	$ 0.001
Preferred stock, shares authorized	10,000,000
Preferred stock, shares issued	0
Preferred stock, shares outstanding	0
Common stock, par value (in dollars per share)	$ 0.001
Common stock, shares authorized	200,000,000
Common stock, shares issued	18,337,797
Common stock, shares outstanding	18,337,797